                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-06590

                 Morgan Stanley Insured Municipal Income Trust
               (Exact name of registrant as specified in charter)

           1221 Avenue of the Americas, New York, New York        10020
              (Address of principal executive offices)         (Zip code)

                               Ronald E. Robison
             1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-762-4000

                   Date of fiscal year end: October 31, 2003

                    Date of reporting period: April 30, 2003

Item 1. Report to Stockholders

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003

Dear Shareholder:

During the six-month period ended April 30, 2003, U.S. economic growth was positive but disappointing. The pattern of the recovery remained uneven with many indicators fluctuating between strength and weakness. The military conflict in Iraq and the ongoing war against terrorism cast a shadow over the economy and the financial markets. The sluggish economy and uncertain geopolitical outlook generally favored bonds and led to lower interest rates throughout the period.

Consumer spending was the best-performing sector of the economy last year. Mortgage refinancing and low auto loan rates helped keep Americans buying. By year-end a growing apprehension about Iraq began to dominate investor sentiment and consumer confidence waned. The most noticeable impact of the evolving war risk was a spike in oil prices that had a dampening effect similar to a tax increase. Confidence was also shaken when unemployment reached an eight-year high. To guard against further downside risks, the Federal Reserve Board lowered the federal funds rate from 1.75 to 1.25 percent in early November. This marked the first change by the central bank in almost a year. Early in 2003, the Bush administration proposed several tax relief measures to bolster the economy. Uncertainty prior to the invasion of Iraq slowed economic activity in March. However, resolution of the conflict prompted the financial markets again to focus on the economic outlook.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index continued to trend lower over the six-month period ended April 30, 2003. The yield declined from a high of 5.10 percent in November 2002 to a low of 4.70 percent in April. Throughout the period, the municipal yield curve was at or near its steepest level in 25 years. The pickup along the yield curve for extending maturities from one to 30 years was 350 basis points on April 30, 2003.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used to gauge the relative value of municipals. In October 2002 the ratio of 30-year insured municipal bond yields to 30-year Treasuries moved above 100 percent, remaining there through the first quarter of 2003. In April the ratio fell to 99 percent as the Treasury flight-to-quality rally subsided. This still-high ratio indicated that municipals were relatively cheaper than Treasuries.

The President's tax proposals, which included elimination of taxation on dividend income and acceleration of a reduction in tax brackets, affected the municipal market. The tax-exempt bond market reacted to potential tax-reform risk by adjusting the relationship of tax-exempt issues to taxables.

Long-term municipal volume, as reported in The Bond Buyer, increased to a record $357 billion in 2002 as state and local governments took advantage of lower interest rates to meet cash flow needs and refinance outstanding debt. In the first four months of 2003, new-issue volume reached a record

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003 continued

$113 billion, 21 percent above last year's level. We expect this pace to continue throughout the year as budgetary problems force states and municipalities to borrow. California's share of national volume increased to 19 percent. New York, Florida, Texas and New Jersey, the next largest states in terms of issuance, represented an additional 28 percent of the national total.

Performance

For the six months ended April 30, 2003, Morgan Stanley Insured Municipal Income Trust (IIM) produced a total return of 5.36 percent. This return is based on the change in net asset value (NAV) plus the reinvestment of tax-free dividends totaling $0.45 per share. IIM's price on the New York Stock Exchange (NYSE) increased from $14.05 to $14.81 per share during the same period. Based on this change plus the reinvestment of tax-free dividends, IIM's total market value return was 8.77 percent. On April 30, 2003 IIM's market price was at a 7.50 percent discount to its NAV.

Monthly dividends for the second quarter of 2003 declared in March were unchanged at $0.075 per share. The dividend reflects the level of the Trust's undistributed net investment income and projected earnings. The Trust's level of undistributed net investment income was $0.207 per share on April 30, 2003, versus $0.187 per share six months earlier. Past performance is no guarantee of future results.

Portfolio Structure

The Trust's total net assets of $552 million, including outstanding Auction Rate Preferred Shares (ARPS), were diversified among 13 long-term sectors and 77 credits. Issues in four essential service sectors: general obligation, water and sewer, municipal electric and transportation accounted for 59 percent of the long- term portfolio. The five states with the largest holdings – Texas, New York, Pennsylvania, California and Illinois – collectively represented 40 percent of total investments.

Importantly, the Trust has avoided bonds secured by tobacco settlement payments. Many states have issued bonds backed by their entitlement to revenues from the Master Settlement Agreement with tobacco companies. A class action judgment against Philip Morris, a major participant in the agreement, has created uncertainty about the company's ability to meet its obligations.

At the end of April the portfolio's average maturity was 19 years. In the first quarter of 2003 the Trust sold five and ten-year U.S. Treasury futures to hedge the portfolio against potential increases in interest rates. This action reduced IIM's duration, a measure of sensitivity to interest rate changes, from 7.4 to 7.3 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003 continued

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2003 the Trust purchased and retired 467,675 shares of common stock at a weighted average market discount of 9.12 percent.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to two years. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

Current earnings continued to benefit from lower short-term borrowing costs of ARPS. During the six-month period, ARPS leverage contributed approximately $0.10 per share to common share earnings. IIM has five ARPS series totaling $155 million and representing 28 percent of total net assets. Two series are currently two-year auctions maturing in January 2004 and July 2004, yielding 2.47 and 2.20 percent, respectively. The yield on IIM's weekly ARPS series ranged between 0.90 and 1.75 percent.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

Charles A. Fiumefreddo Chairman of the Board	Mitchell M. Merin President

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003 continued

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003 continued

Morgan Stanley Insured Municipal Income Trust

Letter to the Shareholders ▪ April 30, 2003 continued

Geographic Summary of Investments
Based on Market Value as a Percent of Total Investments

Arizona	2.0%
California	7.4
Colorado	1.4
Connecticut	2.0
District of Columbia	2.8
Florida	5.5
Hawaii	1.0
Idaho	0.7
Illinois	7.4
Indiana	5.3%
Kentucky	3.4
Louisiana	1.4
Maine	0.9
Massachusetts	2.0
Michigan	1.9
Minnesota	1.0
Missouri	1.0
Nevada	5.4
New Hampshire	0.8%
New Jersey	1.0
New York	8.4
North Carolina	1.2
Ohio	1.5
Pennsylvania	7.5
Rhode Island	2.3
South Carolina	2.5
Tennessee	0.8
Texas	9.8%
Utah	1.7
Virginia	1.2
Washington	5.8
West Virginia	1.5
Wisconsin	1.5
Total	100.0%

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Tax-Exempt Municipal Bonds (119.0%)
	General Obligation (14.1%)
	District of Columbia,
$5,000	Refg Ser 1993 B (Ambac)	5.50%		06/01/09	$5,714,100
6,000	Refg Ser 1993 B (FSA)	5.50		06/01/10	6,847,320
	Florida State Board of Education,
5,000	Capital Outlay Refg 2002 Ser C (MBIA)	5.00		06/01/19	5,347,200
5,000	Capital Outlay Refg 2002 Ser C (MBIA)	5.00		06/01/20	5,309,050
	Aurora West School District 129, Illinois,
1,000	School Building Ser 2002 A (FGIC)	5.75		02/01/20	1,121,030
2,000	School Building Ser 2002 A (FGIC)	5.75		02/01/21	2,234,260
15,000	Chicago, Illinois, Neighborhoods Alive 21 Ser 2001 A (FGIC)	5.50		01/01/36	15,886,050
6,000	Clark County Sanitation District, Nevada, Refg 1993 (FGIC)	5.70		07/01/12	6,106,440
	Pennsylvania,
995	First Ser 2003 RITES PA – 1112 A (MBIA)	8.402	‡	01/01/18	1,144,907
1,555	First Ser 2003 RITES PA – 1112 B (MBIA)	8.402	‡	01/01/19	1,766,169
4,000	Houston, Texas, Public Improvement & Refg Ser 2001 B (FSA)	5.50		03/01/17	4,408,440
51,550					55,884,966
	Educational Facilities Revenue (4.9%)
3,000	District of Columbia, American Association for the Advancement of Science Ser 1997 (Ambac)	5.125		01/01/27	3,063,810
4,000	Illinois Educational Facilities Authority, DePaul University Refg Ser 1997 (Ambac)	5.50		10/01/19	4,411,560
4,000	New Hampshire Health & Education Facilities Authority, University of New Hampshire Ser 2001 (Ambac)	5.125		07/01/33	4,137,840
5,000	New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund, Series 2002 A (Ambac)††	5.25		09/01/21	5,381,700
2,500	Rhode Island Health & Educational Building Corporation, Providence College Ser 1993 (MBIA)	5.60		11/01/15	2,599,225
18,500					19,594,135
	Electric Revenue (16.4%)
10,000	California Department of Water Resources, Power Supply Ser 2002 A (Ambac)	5.375		05/01/18	11,045,000
6,000	North Carolina Municipal Power Agency, #1 Catawba Ser 2003 A (MBIA)	5.25		01/01/19	6,491,100
3,000	Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA)	5.375		01/01/25	3,299,130

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Lower Colorado River Authority, Texas,
$10,000	Refg Ser 1999 A (FSA)	5.875%	05/15/16	$11,544,900
5,000	Refg Ser 2001 (FSA)	5.00	05/15/26	5,096,050
4,000	Refg Ser 2002 (MBIA)	5.00	05/15/31	4,066,240
5,000	Intermountain Power Agency, Utah, 2003 Ser A (FSA)	5.00	07/01/21	5,231,000
10,000	Washington Public Power Supply System, Nuclear Proj #1 Refg Ser 1993 A (MBIA)	5.70	07/01/17	10,267,700
8,000	Wisconsin Public Power, Refg Ser 1993 A (Ambac)	5.25	07/01/21	8,206,160
61,000				65,247,280
	Hospital Revenue (12.2%)
5,000	Mesa Industrial Development Authority, Arizona, Discovery Health Ser 1999 A (MBIA)	5.875	01/01/16	5,731,100
5,000	Sarasota County Public Hospital Board, Florida, Sarasota Memorial Hospital Refg Ser 1998 B (MBIA)	5.25	07/01/24	5,443,550
3,000	Indiana Health Facilities Financing Authority, Deaconess Hospital Inc Refg Ser 1993 (MBIA)	5.75	03/01/15	3,068,430
5,000	Kentucky Economic Development Finance Authority, St Elizabeth Medical Center Inc Ser 1993 A (FGIC)	6.00	12/01/22	5,221,350
3,935	Maine Health & Higher Educational Facilities Authority, Ser 1993 A (FSA)	5.50	07/01/23	4,034,241
5,500	Massachusetts Health & Educational Facilities Authority, Lahey Clinic Medical Center Ser B (MBIA)	5.625	07/01/15	5,640,800
2,000	Missouri Health & Educational Facilities Authority, SSM Health Care Ser 1998 A (MBIA)	5.00	06/01/22	2,039,340
4,000	Washington County Hospital Authority, Pennsylvania, Washington Hospital Ser 1993 (Ambac)	5.625	07/01/23	4,104,440
4,000	Chattanooga-Hamilton County Hospital Authority, Tennessee, Erlanger Medical Center Refg Ser 1993 (FSA)	5.50	10/01/13	4,132,760
	Amarillo Health Facilities Corporation, Texas,
3,020	Baptist St Anthony's Hospital Ser 1998 (FSA)	5.50	01/01/16	3,396,171
5,075	Baptist St Anthony's Hospital Ser 1998 (FSA)	5.50	01/01/17	5,693,592
45,530				48,505,774
	Industrial Development/Pollution Control Revenue (8.5%)
7,500	Adams County, Colorado, Public Service Co of Colorado Refg 1993 Ser A (MBIA)	5.875	04/01/14	7,601,550
5,000	Hawaii Department of Budget and Finance, Hawaiian Electric Co Ser 1999 C (AMT) (Ambac)	6.20	11/01/29	5,746,550

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$12,000	Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B (AMT) (MBIA)	5.75%		02/15/28	$12,273,240
4,900	Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA)	6.55		06/01/24	5,016,228
3,000	New York State Energy Research & Development Authority, Brooklyn Union Gas Co 1991 Ser D (AMT) (MBIA)	9.962	‡	07/08/26	3,144,720
32,400					33,782,288
	Mortgage Revenue – Multi-Family (0.8%)
2,975	West Virginia Housing Development Fund, Ser A (Ambac)	5.65		11/01/21	3,031,733
	Mortgage Revenue – Single Family (3.1%)
11,040	Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT) (Secondary FSA)	6.05		11/15/25	11,218,848
1,035	Maine Housing Authority, Mortgage Purchase 1990 Ser A-6 (AMT) (Secondary MBIA)	6.35		11/15/22	1,056,725
12,075					12,275,573
	Public Facilities Revenue (5.2%)
5,000	San Jose Financing Authority, California, Civic Center Ser 2002 B (Ambac)	5.00		06/01/37	5,105,250
3,000	Orange County School Board, Florida, Ser 2001 A COPs (Ambac)	5.25		08/01/14	3,387,780
	Marion County Convention & Recreational Facilities Authority, Indiana,
2,400	Refg Ser 2003 A (Ambac) (WI)	5.00		06/01/19	2,526,192
1,400	Refg Ser 2003 A (Ambac) (WI)	5.00		06/01/21	1,456,196
	Kentucky Property & Building Commission,
1,660	Project #74 Refg Ser 2002 A (FSA)	5.375		02/01/17	1,834,798
1,500	Project #74 Refg Ser 2002 A (FSA)	5.375		02/01/18	1,647,465
4,200	New York State Dormitory Authority, School Districts Ser 2002 E (MBIA)	5.50		10/01/17	4,725,378
19,160					20,683,059
	Recreational Facilities Revenue (1.8%)
	Metropolitan Pier & Exposition Authority, Illinois,
3,000	McCormick Place, Refg Ser 2002 B (MBIA)	0.00	#	06/15/18	2,067,480
5,000	McCormick Place, Ser 2002 A (MBIA)	5.25		06/15/42	5,222,150
8,000					7,289,630
	Transportation Facilities Revenue (23.9%)
9,000	Long Beach California, Harbor Refg Ser 1998 A (AMT) (FGIC)	6.00		05/15/18	10,770,390
5,000	Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien Refg 1993 Ser A (AMT) (MBIA)	5.60		01/01/18	5,112,800

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$4,000	Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA)	5.50%	01/01/15	$4,619,560
5,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Ser 2001 C (FGIC)	5.25	01/01/32	5,224,150
3,250	St Louis, Missouri, Lambert Int'l Airport Ser 2001 A (MBIA)	5.00	07/01/20	3,402,847
9,000	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (Ambac)	5.375	01/01/40	9,532,440
	Metropolitan Transportation Authority, New York,
3,000	Dedicated Tax Fund Ser 2002 A (FSA)	5.25	11/15/24	3,180,090
10,000	Transportation Refg Ser 2002 A (FGIC)	5.00	11/15/25	10,313,700
10,000	Triborough Bridge & Tunnel Authority, New York, Refg 2002 E (MBIA)	5.25	11/15/22	10,704,600
3,000	Cleveland, Ohio, Airport Ser 2000 A (FSA)	5.00	01/01/31	3,057,210
5,000	South Carolina Transportation Infrastructure Bank, Ser 1999 A (Ambac)	5.50	10/01/16	5,628,550
5,000	Texas Turnpike Authority, Cental Texas First Tier Ser 2002-A (Ambac)	5.50	08/15/39	5,330,550
4,000	Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC)	5.875	12/01/18	4,175,640
3,000	Richmond Metropolitan Authority, Virginia, Refg Ser 2002 (FGIC)	5.25	07/15/22	3,348,900
	Port of Seattle, Washington,
5,000	Ser 2001 B (AMT) (MBIA)	5.625	02/01/24	5,262,250
5,000	Ser 2001 A (FGIC)	5.00	04/01/31	5,071,850
88,250				94,735,527
	Water & Sewer Revenue (15.9%)
5,000	San Diego County Water Authority, California, Ser 2002A COPs (MBIA)	5.00	05/01/27	5,158,900
5,000	Tampa Bay Water Authority, Florida, Ser 2001 A (FGIC)	5.00	10/01/28	5,139,200
2,470	Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC)	5.70	07/01/13	2,536,517
3,000	Grand Rapids, Michigan, Sewer Impr & Refg Ser 1998 A (FGIC)	4.75	01/01/28	3,010,170
5,080	Las Vegas Water District, Nevada, Impr & Refg Ser 2003 A (FGIC)	5.25	06/01/19	5,501,335
	Cleveland, Ohio,
1,500	Waterworks 2002 Ser K (FGIC)	5.25	01/01/20	1,608,855
1,300	Waterworks 2002 Ser K (FGIC)	5.25	01/01/21	1,387,542
2,000	Waterworks Impr & Refg 1998 Ser I (FSA)	5.00	01/01/23	2,059,260
4,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Ser 2000 (MBIA)	5.50	12/01/24	4,345,360
5,000	Philadelphia, Pennsylvania, Water & Wastewater Ser 1998 (Ambac)	5.25	12/15/14	5,686,050
10,000	Houston, Texas, Water & Sewer Jr Lien Refg Ser 2000 B (FGIC)	5.25	12/01/30	10,432,900
5,000	King County, Washington, Sewer Refg 2001 (FGIC)	5.00	01/01/31	5,091,200

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE		VALUE
	Seattle, Washington,
$2,890	Water System & Refg Ser 2003 (MBIA) (WI)	5.00%		09/01/20		$3,052,273
2,890	Water System & Refg Ser 2003 (MBIA) (WI)	5.00		09/01/23		3,000,947
5,000	West Virginia Water Development Authority, Loan Program II Refg Ser A-11 (FSA)	5.50		11/01/23		5,192,050
60,130						63,202,559
	Other Revenue (2.1%)
	New York City Transitional Finance Authority, New York
2,000	2000 Ser C (Ambac)	5.25		08/01/21		2,145,220
2,500	2000 Ser C (Ambac)	5.25		08/01/22		2,667,750
3,000	Alexandria Industrial Development Authority, Virginia, Institute for Defense Analysis Ser 2000 A (Ambac)	5.90		10/01/30		3,444,780
7,500						8,257,750
	Refunded (10.1%)
5,000	Miami-Dade County School Board, Florida, Ser 2001 A COPs (MBIA)	5.00		05/01/11	†	5,632,050
5,000	Massachusetts Municipal Wholesale Electric Company, 1993 Ser A (Ambac) (ETM)	5.00		07/01/10		5,127,550
8,000	Washoe County, Nevada, Reno – Sparks Convention Ltd Tax Ser 1993 A (FGIC) (ETM)	5.75		07/01/22		8,617,600
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Pittsburgh Mercy Health Ser 1996 (Ambac) (ETM)	5.625		08/15/18		5,567,650
10,000	Rhode Island Depositors Economic Protection Corporation, Refg 1992 Ser B (MBIA) (ETM)	6.00		08/01/17		10,275,300
4,360	Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993 (MBIA) (ETM)	5.375		01/01/25		4,871,341
37,360						40,091,491
444,430	Total Tax-Exempt Municipal Bonds (Cost $442,780,682)					472,581,765
	Short-Term Tax-Exempt Municipal Obligations (19.5%)
5,000	Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA)	5.50		07/01/03	†	5,132,700
8,000	Redding, California, Ser 1993 A COPs (FGIC)	10.07	‡	06/27/03	†	8,435,040
4,100	Idaho Health Facilities Authority, St Luke's Regional Medical Center Ser 2000 (FSA) (Demand 05/01/03)	1.28	*	07/01/30		4,100,000
10,000	Marion County Convention & Recreational Facilities Authority, Indiana, Excise Tax Refg Ser 1993 A (Ambac) (redeemable 06/01/03)	5.50		06/01/21		10,037,700
10,000	Louisville & Jefferson County Metropolitan Sewer District, Kentucky, Ser 1993 (MBIA) (redeemable 05/15/03)	5.30		05/15/19		10,217,300

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$6,850	Louisiana Public Facilities Authority, Our Lady of the Lake Regional Medical Center Ser 1993 D & E (FSA)	8.385	‡%	05/28/04 †	$7,799,273
9,200	New York City Municipal Water Finance Authority, New York, Ser 2000 Ser C (Demand 05/01/03)	1.26	*	06/15/33	9,200,000
18,000	Pennsylvania State Higher Educational Assistant Agency, Student Loan 1988 Ser D (AMT) (Ambac) (redeemable 07/01/03)	6.05		01/01/19	18,507,060
4,000	Harris County Health Facilities Development Corporation, Texas, Methodist Hospital Ser 2002 (Demand 05/01/03)	1.35	*	12/01/32	4,000,000
75,150	Total Short-Term Tax-Exempt Municipal Obligations (Cost $74,397,849)				77,429,073
$519,580	Total Investments (Cost $517,178,531) (a) (b)			138.5%	550,010,838
	Other Assets in Excess of Liabilities			0.6	2,373,364
	Preferred Shares of Beneficial Interest			(39.1)	(155,132,788)
	Net Assets Applicable to Common Shareholders			100.0%	$397,251,414

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.
AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to maturity.
RITES	Residual Interest Tax-Exempt Securities.
WI	Security purchased on a when-issued basis.
†	Prerefunded to call date shown.
††	A portion of this security has been physically segregated in connection with open futures contracts.
‡	Current coupon rate for residual interest bond. This rate resets periodically as the auction rate on the related short-term security fluctuates.
#	Currently a zero coupon security; will convert to 5.30% on June 15, 2012.
*	Current coupon of variable rate demand obligation.
(a)	Securities have been designated as collateral in an amount equal to $16,436,405 in connection with the open futures contracts and the purchase of when-issued securities.
(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $32,915,150 and the aggregate gross unrealized depreciation is $82,843, resulting in net unrealized appreciation of $32,832,307.
Bond Insurance:
Ambac	Ambac Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments ▪ April 30, 2003 (unaudited) continued

Futures Contracts Open at April 30, 2003:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION/ DEPRECIATION
50	Short	U.S. Treasury Notes 5 Yr June / 2003	$(5,677,735)	$(9,966)
25	Short	U.S. Treasury Notes 10 Yr June / 2003	(2,904,102)	25,877
	Net unrealized appreciation			$15,911

Geographic Summary of Investments
Based on Market Value as a Percent of Net Assets Applicable to Common Shareholders

Arizona	2.7%
California	10.2
Colorado	1.9
Connecticut	2.8
District of Columbia	3.9
Florida	7.6
Hawaii	1.5
Idaho	1.0
Illinois	10.2
Indiana	7.4%
Kentucky	4.8
Louisiana	2.0
Maine	1.3
Massachusetts	2.7
Michigan	2.7
Minnesota	1.3
Missouri	1.4
Nevada	7.5
New Hampshire	1.0%
New Jersey	1.4
New York	11.6
North Carolina	1.6
Ohio	2.0
Pennsylvania	10.4
Rhode Island	3.2
South Carolina	3.5
Tennessee	1.0
Texas	13.6%
Utah	2.4
Virginia	1.7
Washington	8.0
West Virginia	2.1
Wisconsin	2.1
Total	138.5%

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2003 (unaudited)

Assets:
Investments in securities, at value (cost $517,178,531)	$550,010,838
Cash	86,395
Receivable for:
Interest	9,224,656
Investment sold	3,045,000
Prepaid expenses	421,881
Total Assets	562,788,770
Liabilities:
Payable for:
Investments purchased	10,007,249
Investment management fee	174,103
Common shares of beneficial interest repurchased	78,476
Variation margin	38,281
Accrued expenses	106,459
Total Liabilities	10,404,568
Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 3,100 shares outstanding)	155,132,788
Net Assets Applicable to Common Shareholders	$397,251,414
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 24,819,838 shares outstanding)	$358,935,513
Net unrealized appreciation	32,848,218
Accumulated undistributed net investment income	5,145,843
Accumulated undistributed net realized gain	321,840
Net Assets Applicable to Common Shareholders	$397,251,414
Net Asset Value Per Common Share
($397,251,414 divided by 24,819,838 common shares outstanding)	$16.01

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements continued

Statement of Operations

For the six months ended April 30, 2003 (unaudited)

Net Investment Income:
Interest Income	$14,425,736
Expenses
Investment management fee	955,675
Auction commission fees	279,162
Transfer agent fees and expenses	74,719
Professional fees	28,301
Auction agent fees	20,325
Shareholder reports and notices	16,505
Trustees' fees and expenses	10,846
Registration fees	8,878
Custodian fees	4,765
Other	27,185
Total Expenses	1,426,361
Less: expense offset	(4,722)
Net Expenses	1,421,639
Net Investment Income	13,004,097
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	983,369
Futures contracts	(157,240)
Net Realized Gain	826,129
Net Change in Unrealized Appreciation on:
Investments	6,310,197
Futures contracts	15,911
Net Appreciation	6,326,108
Net Gain	7,152,237
Dividends to preferred shareholders from net investment income	(1,296,551)
Net Increase	$18,859,783

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2003	FOR THE YEAR ENDED OCTOBER 31, 2002
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$13,004,097	$26,968,728
Net realized gain	826,129	5,550,941
Net change in unrealized appreciation	6,326,108	(2,766,900)
Dividends to preferred shareholders from net investment income	(1,296,551)	(3,456,880)
Net Increase	18,859,783	26,295,889
Dividends to common shareholders from net investment income	(11,283,744)	(21,133,899)
Decrease from transactions in common shares of beneficial interest	(6,684,215)	(14,028,728)
Net Increase (Decrease)	891,824	(8,866,738)
Net Assets Applicable to Common Shareholders:
Beginning of period	396,359,590	405,226,328
End of Period
(Including accumulated undistributed net investment income of $5,145,843 and $4,722,041, respectively)	$397,251,414	$396,359,590

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements ▪ April 30, 2003 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements ▪ April 30, 2003 (unaudited) continued

D.   Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets including preferred shares.

3.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2003 aggregated $58,347,546 and $44,093,883, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2003, the Trust had transfer agent fees and expenses payable of approximately $16,500.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2003 included in Trustees'

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements ▪ April 30, 2003 (unaudited) continued

fees and expenses in the Statement of Operations amounted to $3,019. At April 30, 2003, the Trust had an accrued pension liability of $48,240 which is included in accrued expenses in the Statement of Assets and Liabilities.

4.   Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

SERIES	SHARES*	AMOUNT IN THOUSANDS*	RATE*	RESET DATE	RANGE OF DIVIDEND RATES**
1	400	$20,000	1.25%	05/05/03	0.95%
2	900	45,000	1.25	05/05/03	1.00– 1.75
3	1,000	50,000	2.20	07/12/04	2.20
4	400	20,000	2.47	01/05/04	2.47
5	400	20,000	1.25	05/05/03	0.90– 1.70

*	As of April 30, 2003.
**	For the six months ended April 30, 2003.

Subsequent to April 30, 2003 and up through June 6, 2003, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 1.00% to 2.47% in the aggregate amount of $360,487.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements ▪ April 30, 2003 (unaudited) continued

5.   Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	SHARES	PAR VALUE	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, October 31, 2001	26,284,013	$262,840	$379,385,616
Treasury shares purchased and retired (weighted average discount 8.17%)*	(996,500)	(9,965)	(14,018,763)
Balance, October 31, 2002	25,287,513	252,875	365,366,853
Treasury shares purchased and retired (weighted average discount 9.12%)*	(467,675)	(4,677)	(6,679,538)
Balance, April 30, 2003	24,819,838	$248,198	$358,687,315

*	The Trustees have voted to retire the shares purchased.

6.   Federal Income Tax Status

At October 31, 2002, the Trust had a net capital loss carryover of approximately $504,000 which will be available through October 31, 2004 to offset future capital gains to the extent provided by regulations.

As of October 31, 2002, the Trust had temporary book/tax differences primarily attributable to book amortization of discount on debt securities and dividend payable to preferred shareholders.

7.   Dividends to Common Shareholders

On March 25, 2003, the Trust declared the following dividends from net investment income:

AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
$0.075	May 9, 2003	May 23, 2003
$0.075	June 6, 2003	June 20, 2003

8.   Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9.   Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2003, the Trust held positions in residual interest bonds having a total value of $22,290,109, which represents 5.6% of the Trust's net assets applicable to common shareholders.

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements ▪ April 30, 2003 (unaudited) continued

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities.

At April 30, 2003, the Trust had outstanding futures contracts.

Morgan Stanley Insured Municipal Income Trust

Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2003		FOR THE YEAR ENDED OCTOBER 31,
			2002	2001	2000	1999	1998
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$15.67		$15.42	$14.44	$13.69	$15.47	$14.69
Income (loss) from investment operations:
Net investment income*	0.52		1.04	1.03	1.01	1.01	1.00
Net realized and unrealized gain (loss)	0.29		0.11	0.90	0.79	(1.77)	0.71
Common share equivalent of dividends paid to preferred shareholders*	(0.05)		(0.13)	(0.22)	(0.22)	(0.19)	(0.20)
Total income (loss) from investment operations	0.76		1.02	1.71	1.58	(0.95)	1.51
Less dividends from net investment income	(0.45)		(0.82)	(0.78)	(0.86)	(0.84)	(0.78)
Anti-dilutive effect of acquiring treasury shares*	0.03		0.05	0.05	0.03	0.01	0.05
Net asset value, end of period	$16.01		$15.67	$15.42	$14.44	$13.69	$15.47
Market value, end of period	$14.81		$14.05	$14.13	$12.813	$13.25	$14.813
Total Return†	8.77	%(1)	5.35%	16.70%	3.29%	(5.17)%	18.27%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	0.73	%(2)	0.72%	0.71%	0.73%	0.70%	0.69%
Net investment income before preferred stock dividends	6.64	%(2)	6.82%	6.84%	7.27%	6.71%	6.60%
Preferred stock dividends	0.66	%(2)	0.87%	1.43%	1.59%	1.26%	1.30%
Net investment income available to common shareholders	5.98	%(2)	5.95%	5.41%	5.68%	5.45%	5.30%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$397,251		$396,360	$405,226	$392,513	$384,277	$439,807
Asset coverage on preferred shares at end of period	356%		355%	361%	352%	347%	383%
Portfolio turnover rate	8	%(1)	17%	13%	11%	5%	7%

*	The per share amounts were computed using an average number of common shares outstanding during the period.
†	Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)	Not annualized.
(2)	Annualized.

See Notes to Financial Statements

(This page has been left blank intentionally.)

Item 9 - Controls and Procedures

  The Trust's chief executive officer and chief financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

    There were no significant changes or corrective actions with regard to siginficant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10b Exhibits

A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

Items 2 - 8 and Item 10a are not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Income Trust

Ronald E. Robison
Principal Executive Officer
June 20, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ronald E. Robison
Principal Executive Officer
June 20, 2003

Francis Smith
Principal Financial Officer
June 20, 2003

                                       2

                                                                      EXHIBIT B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS

I, Ronald E. Robison, certify that:

          1. I have reviewed this report on Form N-CSR of Morgan Stanley Insured
Municipal Income Trust;

          2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
               circumstances under which such statements were made, not
               misleading with respect to the period covered by this report;

          3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
               operations, changes in net assets, and cash flows (if the
               financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

          4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and
               procedures (as defined in Rule 30a-2(c) under the Investment
               Company Act of 1940) for the registrant and have:

          a)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b)   evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

                                       3

          c)   presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

          5.   The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors
               (or persons performing the equivalent functions):

          a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

          6.   The registrant's other certifying officers and I have indicated
               in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          Date: June 20, 2003

                                       Ronald E. Robison

                                       Principal Executive Officer

                                       4

                                                                      EXHIBIT B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS

I, Francis Smith, certify that:

          1.    I have reviewed this report on Form N-CSR of Morgan Stanley
Insured Municipal Income Trust;

          2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
                circumstances under which such statements were made, not
                misleading with respect to the period covered by this report;

          3.    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
                operations, changes in net assets, and cash flows (if the
                financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

          4.    The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and
                procedures (as defined in Rule 30a-2(c) under the Investment
                Company Act of 1940) for the registrant and have:

          (i)   designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (ii)  evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

          (iii) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our
                evaluation as of the Evaluation Date;

          5.    The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's
                auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       5

          a)   all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

          6.   The registrant's other certifying officers and I have indicated
               in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          Date: June 20, 2003

                                       Francis Smith

                                       Principal Financial Officer

                                       6

                           SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2003                    Ronald E. Robison
                                       Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Income Trust and will be retained by Morgan Stanley Insured Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                                       7

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2003                    Francis Smith
                                       Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Income Trust and will be retained by Morgan Stanley Insured Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                                       8